订　　购　　单

卖方：三明华健生物工程有限公司

地址：福建省三明市吉口工业区

需方：福建武夷山市绿康生物科技有限公司

地址：福建省武夷山市仙店工业园区

一、本订购单在需方与卖方之间签订。经过协商一致，双方同意按下列条款签订本订购单。需方向卖方订购以下产品，清单见表格：

序号	产品名称	规　格	数量（kg）	单价（元/kg）	合计（元）
1	茄尼醇	75%	150	1148.60	172,290
2	茄尼醇	90%	300	1653.50	496,050
合计金额：人民币 0 佰 陆 拾 陆 万 捌 仟 叁 佰 肆 拾 零 元 零 角 零 分整					¥668,340
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二、订货日期：2006 年 8 月 1 日

交货日期：从订单之日起至 2006 年 8 月 20 日期间供货。

三、其他条款参照年度销售合同。本订单属于年度销售合同附件，具有同等法律效力。本订单自签订之日起生效。传真件有效。

卖 方：三明华健生物工程有限公司
电 话：0598-8523617/0591-87549737
传 真：0598-8821188
卖方盖章（签字）：陈勇生
签约日期：2006年8月1日

需 方：福建武夷山市绿康生物科技有限公司
电 话：0599-5280009
传 真：0599-5280009
需方盖章（签字）：杜水旺
签约日期：2006年8月1日